CURRENT REPORT FOR ISSUERS SUBJECT TO THE
1934 ACT REPORTING REQUIREMENTS

FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

September 23, 2008
Date of Report
(Date of Earliest Event Reported)

JPAK GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada		20-1977020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Xinghua Road
Qingdao, Shandong Province
People’s Republic of China
266401
(Address of principal executive offices (zip code))

(86-532) 84616387
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.02: Non-reliance on previously issued financial statements or a related audit report or completed interim review

On September 23, 2008, the Board of Directors of Jpak Group, Inc. (“we”, “us”, “our” or the "Company") concluded that the Company is required to restate its previously issued audited financial statements for the quarters ending December 31, 2008 and March 31, 2008. After additional comments from the Securities and Exchange Commission, management identified additional revisions that needed to be made to these financial statements and determined that a restatement was necessary in respect of the following:

(1)
In connection with the exercise of the Series J Warrants (the “Series J Exercise”), we extended the term of our Series A Warrants and Series B Warrants from four years to six years, so that such warrants shall now expire on August 9, 2013. The extension of the term of the Series A and Series B Warrants (from four to six years) was a condition of the exercise of the Series J Warrants and the subsequent issuance of the Series B Preferred stock (“the financing”).  Originally we considered the incremental costs as part of the issuance costs for the Series B Preferred Shares.  However, after reviewing the SEC’s comments, we now believe that these costs are indirect costs associated with the offering of our securities and should be changed to an expense.  The incremental value of Series A warrants, Series B Warrants and investors warrants are US$540,430.

(2)
The Company incurred a commission of $462,519.22 pursuant to the Series J Exercise.  However, this commission was not paid until January 16, 2008.  Originally, in the financial statements as of March 31, 2008, the Company did not account for this commission as a deduction to additional paid-in capital; the Company included this commission as part of the expenses in the third quarter.  To correct the error, the Company shall account the commission as a deduction to additional paid-in capital in the second quarter and revise the amount of expenses in the third quarter.

As a result of the Board’s decision and the aforementioned revisions to our financial statements, our previously issued financial statements for the periods ended December 31, 2007, and March 31, 2008 should no longer be relied upon. We shall file the respective amended financial statements in amendments to our:  10-Q for the period ended December 31, 2007 and 10-Q for the period ended March 31, 2008, reflecting the restatement for the stated periods on or before September 29, 2008. Management discussed the matters disclosed in this filing with our independent auditor. Other than as described above, the restatements have no other effects on our results of operations or financial condition as previously reported for the stated period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Jpak Group, Inc.

By:	/s/ Yijun Wang
Yijun Wang, CEO